Execution Version
AMENDMENT NO. 6 TO THE CREDIT AGREEMENT
AMENDMENT NO. 6 TO THE CREDIT AGREEMENT, dated as of July 18, 2024 (this “Amendment No. 6”), among HILTON GRAND VACATIONS BORROWER LLC, a Delaware limited liability company (the “Company”), HILTON GRAND VACATIONS PARENT LLC, a Delaware limited liability company (“Parent”), the other guarantors party hereto (the “Guarantors”), BANK OF AMERICA, N.A., as the administrative agent (in such capacity, the “Administrative Agent”), and the Term Lenders party hereto. Each capitalized term used herein and not otherwise defined herein shall have the same meaning as specified in the Amended Credit Agreement (as defined below).
PRELIMINARY STATEMENTS:
WHEREAS, the Company, Parent, the other guarantors from time to time party thereto, the Administrative Agent and the lenders from time to time party thereto are party to that certain Credit Agreement, dated as of August 2, 2021 (as amended by Amendment No. 1 to the Credit Agreement, dated as of December 16, 2021, Amendment No. 2 to the Credit Agreement, dated as of May 31, 2023, Amendment No. 3 to the Credit Agreement, dated as of October 6, 2023, Amendment No. 4 to the Credit Agreement, dated as of January 17, 2024, and Amendment No. 5 to the Credit Agreement, dated as of April 8, 2024, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; as amended by this Amendment No. 6, the “Amended Credit Agreement”);
WHEREAS, the Company has requested an amendment to the Credit Agreement pursuant to which certain provisions of the Credit Agreement will be amended as set forth herein;
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Company and each Term Lender, have agreed to amend the Credit Agreement on the terms set forth herein; and
WHEREAS, each Lender holding Amendment No. 4 Term Loans (the “Existing Amendment No. 4 Term Loans” and, the Lenders with Existing Amendment No. 4 Term Loans, the “Existing Amendment No. 4 Term Loan Lenders”) and each other Lender that executes and delivers a consent (a “Consent”) in the form of Exhibit A to this Amendment No. 6 by 12:00 p.m., New York City time on June 18, 2024 (the “Consent Deadline”) will have agreed to the terms of this Amendment No. 6 upon the effectiveness of this Amendment No. 6 on the Amendment No. 6 Effective Date (as defined below).
Therefore, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.Amendments to Credit Agreement. Effective as of the Amendment No. 6 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:
(a)The following new defined terms are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“Amendment No. 6” means Amendment No. 6 to this Agreement dated as of July 18, 2024.
“Amendment No. 6 Effective Date” means July 18, 2024.
(b)clause (b) of the definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

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“(b) for Amendment No. 4 Term Loans, (1) for Term Benchmark Loans, 2.25% and (2) for Base Rate Loans, 1.25%”; and
(c)Section 2.05(a)(iv)(B) of the Credit Agreement is amended by deleting both references to “on or prior to the six-month anniversary of the Amendment No. 4 Effective Date” and replacing such references with “on or prior to the six-month anniversary of the Amendment No. 6 Effective Date.”
SECTION 2.Conditions of Effectiveness to Amendment No. 6. This Amendment No. 6 shall become effective on the date (the “Amendment No. 6 Effective Date”) when, and only when, the following conditions shall have been satisfied:
(a)the Administrative Agent shall have received counterparts (which shall be originals or pdf copies or other facsimiles) of this Amendment No. 6 executed by (i) HGVI, (ii) each Loan Party and (iii) the New Lender (or written evidence satisfactory to the Administrative Agent (which may include a telecopy or other electronic transmission of a signed signature page of this Amendment No. 6) that such party has signed a counterpart of this Amendment No. 6);
(b)the Administrative Agent shall have received a Consent in the form of Exhibit A to this Amendment No. 6, duly executed by (i) each Existing Amendment No. 4 Term Loan Lender (excluding any Non-Consenting Lender (as defined below)) and (ii) Lenders representing the Required Facility Lenders for the Amendment No. 4 Term Loans immediately prior to the Amendment No. 6 Effective Date, in each case, by the Consent Deadline (or written evidence satisfactory to the Administrative Agent (which may include a telecopy or other electronic transmission of a signed signature page of a Consent) that such party has signed a Consent);
(c)the Administrative Agent shall have received a certificate, dated the Amendment No. 6 Effective Date and signed by a Responsible Officer of the Company, certifying on behalf of the Company as to clauses (d) and (e) in Section 3 below;
(d)the Administrative Agent shall have received, at least three (3) Business Days prior to the Amendment No. 6 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and the Beneficial Ownership Regulation, that the Administrative Agent has requested at least ten Business Days prior to the Amendment No. 6 Effective Date;
(e)the Company shall have paid to the Administrative Agent all accrued and unpaid interest on the Amendment No. 4 Term Loans to, but not including, the Amendment No. 6 Effective Date;
(f)the Administrative Agent shall have received evidence of payment of (i) all reasonable and documented out-of-pocket costs and expenses due to the Administrative Agent in accordance with Section 10.04 of the Credit Agreement and to the extent invoiced at least three (3) Business Days prior to the Amendment No. 6 Effective Date for which, in the case of expenses, reasonably detailed invoices have been presented and (ii) all fees required to be paid on the Amendment No. 6 Effective Date pursuant to (x) that certain engagement letter, dated as of June 18, 2024, between BofA Securities, Inc., Barclays Bank PLC, BMO Capital Markets Corp., Deutsche Bank Securities Inc., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., MUFG Bank Ltd., Wells Fargo Securities, LLC, CIBC World Markets Corp., Fifth Third Bank, National Association, HSBC Securities (USA) Inc., Regions Capital Markets, a division of Regions Bank Citizens Bank, N.A., Truist Securities, Inc. and the Company and (y) any “Fee Letter” referred to therein; and

(g)an opinion from Simpson Thacher & Bartlett LLP, New York counsel to HGVI and the Loan Parties.
SECTION 3.Representations and Warranties. Each Loan Party and HGVI represents and warrants to the Administrative Agent and the Lenders that on and as of the Amendment No. 6 Effective Date:
(a)each Loan Party and HGVI (i) is a Person duly organized or formed, validly existing and in good standing (where relevant) under the Laws of the jurisdiction of its incorporation or organization and (ii) has all requisite power and authority to execute and deliver this Amendment No. 6 and perform its obligations under this Amendment No. 6 and the other Loan Documents to which it is a party, except in respect of clause (i) of this Section 3(a) (other than with respect to the Company), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;
(b)the execution and delivery by each Loan Party and HGVI of this Amendment No. 6 and the performance under this Amendment No. 6, are within HGVI’s or such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action, and do not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (iii) violate any applicable Law, except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(x), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect;
(c)this Amendment No. 6 has been duly executed and delivered by HGVI and each Loan Party that is party hereto. This Amendment No. 6 constitutes, a legal, valid and binding obligation of HGVI and such Loan Party, enforceable against HGVI and such Loan Party that is party hereto in accordance with its terms, except as such enforceability may be limited by (i) Debtor Relief Laws and by general principles of equity, (ii) the need for filings, recordations and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges, if any, of Equity Interests in Foreign Subsidiaries;
(d)the representations and warranties of each Loan Party set forth in Article V of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects as so qualified) on and as of the Amendment No. 6 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date; and
(e)no Event of Default has occurred and is continuing or exists after giving effect to this Amendment No. 6.
SECTION 4.New Lenders and Non-Consenting Lenders.

(a)If any Existing Amendment No. 4 Term Loan Lender (each, a “Non-Consenting Lender”) declines or fails to consent to this Amendment No. 6 by failing to return an executed Consent to the Administrative Agent prior to the Consent Deadline or elects to assign its Existing Amendment No. 4 Term Loans as provided in its executed Consent, then pursuant to and in compliance with the terms of Section 3.07(d) of the Credit Agreement, such Non-Consenting Lender may be replaced and all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents with respect to its Existing Amendment No. 4 Term Loans purchased and assumed by either a new lender or an existing Lender which is willing to execute the Consent. As of the Amendment No. 6 Effective Date, each Non-Consenting Lender will be deemed to have executed an Assignment and Assumption Agreement (“Assignment Agreement”) for all of its then outstanding Existing Amendment No. 4 Term Loans and will be deemed to have assigned all of its then outstanding Existing Amendment No. 4 Term Loans to Bank of America, N.A. (the “New Lender”), in each case pursuant to and in compliance with the terms of Section 3.07(b) of the Credit Agreement.
(b)The New Lender hereby (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment No. 6, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
(c)The Administrative Agent hereby (i) consents to the assignment of the then outstanding Existing Amendment No. 4 Term Loans of each Non-Consenting Lender to the New Lender in accordance with Section 10.07 of the Credit Agreement and (ii) agrees that no assignment fees specified in Section 10.07 shall be required to be paid by the Company (or otherwise) in connection with such assignment.
(d)This Amendment No. 6 shall constitute the notice required under Section 3.07(a) of the Credit Agreement.
(e)For the avoidance of doubt, all Existing Amendment No. 4 Term Loans shall continue to be outstanding as Amendment No. 4 Term Loans under the Amended Credit Agreement on and after the Amendment No. 6 Effective Date, subject to the terms of this Amendment No. 6, and for the avoidance of doubt the Amendment No. 4 Term Loans shall continue as the same Class of Term Loans for all purposes under the Credit Agreement.
SECTION 5.Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)On and after the Amendment No. 6 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement. This Amendment No. 6 constitutes a “Loan Document” under and for all purposes of the Loan Documents.
(b)The Credit Agreement, as specifically amended by this Amendment No. 6, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment No. 6.
(c)The execution, delivery and effectiveness of this Amendment No. 6 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(d)This Amendment No. 6 shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Amendment No. 6 Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in Amendment No. 6 or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under the Credit Agreement or any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Amendment No. 6.
SECTION 6.Execution in Counterparts. This Amendment No. 6 may be executed in any number of counterparts and by different parties hereto in separate counterparts as necessary or convenient, including both paper and electronic counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. This Amendment No. 6 and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment No. 6 (each an “Amendment Communication”), including Amendment Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the parties hereto agrees that any Electronic Signature on or associated with any Amendment Communication shall be valid and binding on each of the parties hereto to the same extent as a manual, original signature, and that any Amendment Communication entered into by Electronic Signature will constitute the legal, valid and binding obligation of each of the parties hereto enforceable against such party in accordance with the terms hereof to the same extent as if a manually executed original signature was delivered. Any other Amendment Communication may be executed in any number of counterparts and by different parties thereto in separate counterparts as necessary or convenient, including both paper and electronic counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same Amendment Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by each of the Loan Parties, the Administrative Agent and each of the Lenders of a manually signed paper Amendment Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Amendment Communication converted into another format for transmission, delivery and/or retention. Each of the Loan Parties, the Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Amendment Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Amendment Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan party without further verification and (ii) upon the reasonable request of the Administrative Agent (on behalf of itself or any Lender), any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
SECTION 7.Governing Law. THIS AMENDMENT NO. 6 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT NO. 6 OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT NO. 6, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT NO. 6, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT NO. 6 OR OTHER DOCUMENT RELATED HERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 6 IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER OR OTHER ELECTRONIC TRANSMISSION) IN SECTION 10.02 OF THE AMENDED CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT NO. 6 WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
SECTION 8.Waiver of Right to Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AMENDMENT NO. 6 HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 6 OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT NO. 6, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES

AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT NO. 6 MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
SECTION 9.Severability. If any provision of this Amendment No. 6 is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment No. 6 shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be executed by their respective officers thereunto duly authorized, as of the date first above written.
HILTON GRAND VACATIONS BORROWER LLC, as the Borrower
By:    /s/ Ben Loper
Name: Ben Loper
Title: Senior Vice President and Treasurer
HILTON GRAND VACATIONS PARENT LLC, as Parent
By:    /s/ Ben Loper
Name: Ben Loper
Title: Senior Vice President and Treasurer
HILTON GRAND VACATIONS INC., as a Guarantor and solely in respect of certain applicable provisions of Sections 3, 5 and 7 of this Amendment No. 6 and Article XI of the Credit Agreement
By:    /s/ Ben Loper
    Name: Ben Loper
    Title: Senior Vice President

[Signature Page to Amendment No. 6 to Credit Agreement]

2400 PRINCE EDWARD, LLC
AB BLUE ACQUISITION, LLC
AHC PROFESSIONALS US MAJORITY, LLC
AHC PROFESSIONALS US MINORITY, LLC
AKGI-ST. MAARTEN N.V.
AMBER GROUP, INC.
AMBER VACATION REALTY OF TENNESSEE, INC.
AMBER VACATION REALTY, INC.
AMERISTATE TITLE, LLC
BRIDGESPIRE FINANCIAL SERVICES INC.
CRESCENT ONE, LLC
CUSTOMER JOURNEY, LLC
DESTINATIONXCHANGE, LLC
DIAMOND ASIA DEVELOPMENT, INC.
DIAMOND RESORTS BEACH QUARTERS DEVELOPMENT, LLC
DIAMOND RESORTS BEACHWOODS DEVELOPMENT, LLC
DIAMOND RESORTS BOARDWALK DEVELOPMENT, LLC
DIAMOND RESORTS CALIFORNIA COLLECTION DEVELOPMENT, LLC
DIAMOND RESORTS CANADA RECEIVABLES, LLC
DIAMOND RESORTS CENTRALIZED SERVICES COMPANY
DIAMOND RESORTS CITRUS SHARE HOLDING, LLC
DIAMOND RESORTS CORAL SANDS DEVELOPMENT, LLC
DIAMOND RESORTS CORPORATION
DIAMOND RESORTS CYPRESS POINTE I DEVELOPMENT, LLC
DIAMOND RESORTS CYPRESS POINTE II DEVELOPMENT, LLC
DIAMOND RESORTS CYPRESS POINTE III DEVELOPMENT, LLC
DIAMOND RESORTS DAYTONA DEVELOPMENT, LLC
DIAMOND RESORTS DESERT ISLE DEVELOPMENT, LLC
HVC DEVELOPER AND SALES HOLDING COMPANY,
as Guarantors

By:    /s/ Ben Loper
    Name: Ben Loper
    Title: Senior Vice President and Treasurer
[Signature Page to Amendment No. 6 to Credit Agreement]

DIAMOND RESORTS DPM DEVELOPMENT LLC
DIAMOND RESORTS EPIC MORTGAGE HOLDINGS, LLC
DIAMOND RESORTS FALL CREEK DEVELOPMENT, LLC
GRAND VACATIONS RESORT SERVICES, INC.
DIAMOND RESORTS FRANZ KLAMMER DEVELOPMENT, LLC
DIAMOND RESORTS GK DEVELOPMENT, LLC
DIAMOND RESORTS GRAND BEACH I DEVELOPMENT, LLC
DIAMOND RESORTS GRAND BEACH II DEVELOPMENT, LLC
DIAMOND RESORTS GREENSPRINGS DEVELOPMENT, LLC
HAWAII COLLECTION DEVELOPMENT, LLC
DIAMOND RESORTS HILTON HEAD DEVELOPMENT, LLC
DIAMOND RESORTS HK, LLC
DIAMOND RESORTS HOLDINGS, LLC
HVC INTERNATIONAL CLUB, INC.
DIAMOND RESORTS INTERNATIONAL MARKETING MEXICO, LLC
DIAMOND RESORTS INTERNATIONAL MARKETING, INC.
DIAMOND RESORTS INTERNATIONAL, LLC
DIAMOND RESORTS IW HOLDING COMPANY
DIAMOND RESORTS IW RESORT OWNERSHIP U.S. CORPORATION
DIAMOND RESORTS IW TRADING COMPANY
DIAMOND RESORTS IW VENTURES, INC.
DIAMOND RESORTS KAHANA DEVELOPMENT, LLC
DIAMOND RESORTS KONA DEVELOPMENT, LLC
DIAMOND RESORTS KONA II DEVELOPMENT, LLC
DIAMOND RESORTS LAS VEGAS DEVELOPMENT, LLC
DIAMOND RESORTS MANAGEMENT & EXCHANGE HOLDING COMPANY,
as Guarantors

By:    /s/ Ben Loper
    Name: Ben Loper
    Title: Senior Vice President and Treasurer
[Signature Page to Amendment No. 6 to Credit Agreement]

DIAMOND RESORTS MANAGEMENT, INC.
DIAMOND RESORTS MGV DEVELOPMENT LLC
DIAMOND RESORTS MORTGAGE HOLDINGS, LLC
DIAMOND RESORTS MYSTIC DUNES DEVELOPMENT, LLC
DIAMOND RESORTS OCEAN BEACH CLUB DEVELOPMENT, LLC
DIAMOND RESORTS OCEANAIRE DEVELOPMENT, LLC
DIAMOND RESORTS PALM SPRINGS DEVELOPMENT, LLC
DIAMOND RESORTS POCO DIABLO DEVELOPMENT, LLC
DIAMOND RESORTS POIPU DEVELOPMENT, LLC
DIAMOND RESORTS POLO DEVELOPMENT, LLC
DIAMOND RESORTS PORT ROYAL DEVELOPMENT, LLC
DIAMOND RESORTS POWHATAN DEVELOPMENT, LLC
DIAMOND RESORTS RANCHO MANANA DEVELOPMENT, LLC
DIAMOND RESORTS RESIDUAL ASSETS DEVELOPMENT, LLC
DIAMOND RESORTS RESIDUAL ASSETS FINANCE, LLC
DIAMOND RESORTS RESIDUAL ASSETS M&E, LLC
DIAMOND RESORTS RIDGE ON SEDONA DEVELOPMENT, LLC
DIAMOND RESORTS RIDGE POINTE DEVELOPMENT, LLC
DIAMOND RESORTS RIVER CLUB DEVELOPMENT, LLC
DIAMOND RESORTS RIVER CLUB MEMBERS, LLC
DIAMOND RESORTS SAN LUIS BAY DEVELOPMENT, LLC
DIAMOND RESORTS SANTA FE DEVELOPMENT, LLC
DIAMOND RESORTS SAPPHIRE VALLEY DEVELOPMENT LLC,
as Guarantors

[Signature Page to Amendment No. 6 to Credit Agreement]

By:    /s/ Ben Loper
    Name: Ben Loper
    Title: Senior Vice President and Treasurer

[Signature Page to Amendment No. 6 to Credit Agreement]

DIAMOND RESORTS SCOTTSDALE DEVELOPMENT, LLC
DIAMOND RESORTS SEDONA SPRINGS DEVELOPMENT, LLC
DIAMOND RESORTS SEDONA SUMMIT DEVELOPMENT, LLC
DIAMOND RESORTS ST. CROIX DEVELOPMENT, LLC
DIAMOND RESORTS ST. LOUIS DEVELOPMENT, LLC
DIAMOND RESORTS STEAMBOAT DEVELOPMENT, LLC
DIAMOND RESORTS TAHOE BEACH & SKI DEVELOPMENT, LLC
DIAMOND RESORTS TAHOE SEASONS DEVELOPMENT, LLC
DIAMOND RESORTS TETON CLUB DEVELOPMENT, LLC
DIAMOND RESORTS TURTLE CAY DEVELOPMENT, LLC
U.S. COLLECTION DEVELOPMENT, LLC
DIAMOND RESORTS U.S. COLLECTION-HAWAII DEVELOPMENT, LLC
DIAMOND RESORTS VILLA MIRAGE DEVELOPMENT, LLC
DIAMOND RESORTS VILLAS OF SEDONA DEVELOPMENT, LLC
DIAMOND RESORTS WAIKIKI DEVELOPMENT, LLC
DIAMOND RESORTS WEST MAUI DEVELOPMENT, LLC
DIAMOND RESORTS, LLC
DPM ACQUISITION, LLC
DPM HOLDINGS, LLC
DPM LOANCO, LLC
DPM RP SUBSIDIARY, LLC
DR MODERN SPA, LLC
EXTRAORDINARY ESCAPES CORPORATION
FLORIDA DIAMOND RESORTS MANAGEMENT, LLC
FOUR C’S HOSPITALITY, LLC
GALAXY EXCHANGE COMPANY
GEORGE ACQUISITION SUBSIDIARY, INC.
GRAND ESCAPES, LLC,
as Guarantors

By:    /s/ Ben Loper
    Name: Ben Loper
    Title: Senior Vice President and Treasurer
[Signature Page to Amendment No. 6 to Credit Agreement]

GRAND VACATIONS REALTY, LLC
GRAND VACATIONS SERVICES LLC
GRAND VACATIONS TITLE, LLC
HGV TOC, LLC
HILTON GRAND VACATIONS BORROWER INC.
HILTON GRAND VACATIONS CLUB, LLC
HILTON GRAND VACATIONS COMPANY, LLC
HILTON GRAND VACATIONS FINANCING, LLC
HILTON GRAND VACATIONS MANAGEMENT, LLC
HILTON KINGSLAND 1, LLC
HILTON RESORTS CORPORATION
HILTON RESORTS MARKETING CORP.
HILTON TRAVEL, LLC
HK F&B SERVICES, LLC
HOSPITALITY MANAGEMENT AND CONSULTING SERVICE, L.L.C.
HRC ISLANDER LLC
ILX ACQUISITION, INC.
ILX ACQUISITION, LLC
INTERNATIONAL TIMESHARES MARKETING, LLC
ISLAND ONE DEVELOPMENT, LLC
ISLAND ONE RESORTS MANAGEMENT CORPORATION
ISLAND ONE, INC.
KUPONO PARTNERS LLC
LAKE TAHOE RESORT PARTNERS, LLC
MAZATLAN DEVELOPMENT INC.
MMG DEVELOPMENT CORP.
MYSTIC DUNES MYRTLE BEACH, LLC
MYSTIC DUNES RECEIVABLES, LLC
MYSTIC DUNES, LLC
NAVIGO VACATION CLUB, INC.
NEVADA HK F&B SERVICES, LLC
POINCIANA VACATION RESORTS, INC.
POIPU RESORT PARTNERS, L.P.
RESORT MANAGEMENT INTERNATIONAL, INC., A CALIFORNIA CORPORATION
RESORT VENTURES, L.P.
RESORTS DEVELOPMENT INTERNATIONAL, INC.
SUNRISE RIDGE RESORT, INC.
TEMPUS ACQUISITION, LLC
TEMPUS HOLDINGS, LLC,
as Guarantors

[Signature Page to Amendment No. 6 to Credit Agreement]

By:    /s/ Ben Loper
    Name: Ben Loper
    Title: Senior Vice President and Treasurer

[Signature Page to Amendment No. 6 to Credit Agreement]

VACATION OTA, LLC
WEST MAUI RESORT PARTNERS, L.P.
WORLD DISCOVERY KIDS CLUB, LLC,
as Guarantors
By:    /s/ Ben Loper
    Name: Ben Loper
    Title: Senior Vice President and Treasurer

[Signature Page to Amendment No. 6 to Credit Agreement]

GRAND VACATIONS FINANCE HOLDING COMPANY, as a Guarantor
By:    /s/ Alejandro Canales
Name: Alejandro Canales
Title: President

[Signature Page to Amendment No. 6 to Credit Agreement]

BLUEGREEN VACATIONS HOLDING CORPORATION
WOODBRIDGE HOLDINGS CORPORATION
BLUEGREEN VACATIONS CORPORATION
BLUEGREEN ASSET MANAGEMENT CORPORATION
BLUEGREEN BEVERAGE, LLC
BLUEGREEN CORPORATION OF TENNESSEE
BLUEGREEN GOLF CLUBS, INC.
BLUEGREEN HOLDCO, LLC
BLUEGREEN HOLDING CORPORATION (TEXAS)
BLUEGREEN LOUISIANA, LLC
BLUEGREEN MANAGEMENT RESOURCES, LLC
BLUEGREEN NEVADA, LLC
BLUEGREEN NEW JERSEY, LLC
BLUEGREEN PROPERTIES OF VIRGINIA, INC.
BLUEGREEN PURCHASING & DESIGN, INC.
BLUEGREEN RESORTS MANAGEMENT, INC.
BLUEGREEN SERVICING LLC
BLUEGREEN SOUTHWEST LAND, INC.
BLUEGREEN SPECIALTY FINANCE, LLC
BLUEGREEN VACATIONS UNLIMITED, INC.
BXG CONSTRUCTION, LLC
ENCORE REWARDS, INC.
GREAT VACATIONS DESTINATIONS, INC.
JORDAN LAKE PRESERVE CORPORATION
LEISURE CAPITAL CORPORATION
MANAGED ASSETS CORPORATION
NEW ENGLAND ADVERTISING CORPORATION
PINNACLE VACATIONS, INC.
BRE GRAND ISLANDER PARENT LLC
BRE GRAND ISLANDER LLC,
each as a Guarantor
By:    /s/ Ben Loper
    Name:    Ben Loper
    Title:    Senior Vice President and Treasurer

[Signature Page to Amendment No. 6 to Credit Agreement]

BLUEGREEN SOUTHWEST ONE, L.P.,
as a Guarantor
By:     Bluegreen Southwest Land, Inc., as General Partner
By:    /s/ Ben Loper
    Name: Ben Loper
    Title: Senior Vice President and Treasurer

[Signature Page to Amendment No. 6 to Credit Agreement]

BANK OF AMERICA, N.A.,
as the Administrative Agent and the New Lender
By:    /s/ David J. Smith
Name: David J. Smith
Title: Vice President

[Signature Page to Amendment No. 6 to Credit Agreement]

[Existing Amendment No. 4 Term Loan Lender signature pages on file with the Administrative Agent]

EXHIBIT A
CONSENT TO AMENDMENT NO. 6
CONSENT (this “Consent”) to AMENDMENT NO. 6 TO THE CREDIT AGREEMENT (“Amendment No. 6”), among HILTON GRAND VACATIONS BORROWER LLC, a Delaware limited liability company (the “Company”), HILTON GRAND VACATIONS PARENT LLC, a Delaware limited liability company (“Parent”), the other guarantors party thereto (the “Guarantors”), BANK OF AMERICA, N.A. as the administrative agent (in such capacity, the “Administrative Agent”), and the Term Lenders party thereto. Unless otherwise defined herein, terms defined in Amendment No. 6 and used herein shall have the respective meanings given to such terms in Amendment No. 6.
Term Lenders Holding Amendment No. 4 Term Loans Only
Check the first or second box below

Consent:
The undersigned Lender hereby irrevocably and unconditionally approves of and consents to Amendment No. 6 with respect to all Existing Amendment No. 4 Term Loans held by such Lender. All Existing Amendment No. 4 Term Loans held by such Lender will be amended on a cashless basis to reflect the new terms of Amendment No. 6.

Post-Close Settle:
The undersigned Lender hereby irrevocably and unconditionally approves of and consents to Amendment No. 6 with respect to all Existing Amendment No. 4 Term Loans held by such Lender. The undersigned Lender hereby elects to have all Existing Amendment No. 4 Term Loans held by such Lender be assigned on the Amendment No. 6 Effective Date to the New Lender (and is hereby deemed to execute the Assignment Agreement).

Name of Lender: ____________________________________________________ by Name: Title:
For any Institution requiring a second signature line: by Name: Title: